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EXHIBIT 10.2

                                                               EXECUTION VERSION

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of May 26, 2004 (this "Amendment"), is entered into among WERNER FUNDING CORPORATION, a Delaware corporation (the "Company") and WERNER CO., a Pennsylvania corporation ("Werner").

                                    RECITALS

      1. The Company and Werner are parties to the Purchase and Sale Agreement, dated as of May 29, 1998 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Agreement"); and

      2. The parties hereto desire to amend the Agreement as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Receivables Purchase Agreement shall have the same meanings herein as therein defined.

      2. Amendment to Agreement. Section 6.7(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

            (d) Originator shall maintain its assets separately from the assets of the Company (including through the maintenance of a separate bank account), and the Originator's assets, and records relating thereto, have not been, are not, and shall not be, commingled with those of the Company (except as permitted by the Receivables Purchase Agreement in connection with servicing the Pool Receivables);

      3. Representations and Warranties; No Default. Werner hereby represents and warrants to each of the parties hereto as follows:

                  (a) Representations and Warranties. The representations and warranties contained in the Agreement are true and correct as of the date hereof.

                  (b) No Default. Both before and immediately after giving
            effect to this Amendment and the transactions contemplated hereby, no Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist.

      4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment

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shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

      5. Conditions Precedent and Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of:

                  (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and

                  (b) each of the items required as conditions precedent to the effectiveness of the Second Amendment to the Receivables Purchase Agreement, dated as of the date hereof.

      6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

      7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

      8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

                            [signature pages follow]

                                       -2-

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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                            WERNER FUNDING CORPORATION

                                            By:    /s/ Larry V. Friend
                                            Name:  Larry V. Friend
                                            Title: CFO

                                            WERNER CO.

                                            By:    /s/ Larry V. Friend
                                            Name:  Larry V. Friend
                                            Title: CFO

                                                Second Amendment to PSA (Werner)

                                       S-1

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Acknowledged and Agreed to
as of the date first above written

MARKET STREET FUNDING CORPORATION,
as Issuer

By:    /s/ Evelyn Echevarria
Name:  Evelyn Echevarria
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:    /s/ John T. Smathers
Name:  John T. Smathers
Title: Vice President

                                                Second Amendment to PSA (Werner)

                                       S-2